CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our reports dated December 23, 2025, relating to the financial statements and financial highlights for the funds constituting J.P. Morgan Exchange-Traded Fund Trust listed in Appendix A, which appear in J.P. Morgan Exchange-Traded Fund Trust’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 23, 2026

Appendix A

JPMorgan Active China ETF

JPMorgan Active Developing Markets Equity ETF

JPMorgan ActiveBuilders Emerging Markets Equity ETF

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF

JPMorgan BetaBuilders Emerging Markets Equity ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan BetaBuilders U.S. Small Cap Equity ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Dividend Leaders ETF

JPMorgan Equity and Options Total Return ETF

JPMorgan Flexible Income ETF

JPMorgan Global Select Equity ETF

JPMorgan Healthcare Leaders ETF

JPMorgan Hedged Equity Laddered Overlay ETF

JPMorgan International Growth ETF

JPMorgan International Hedged Equity Laddered Overlay ETF

JPMorgan International Research Enhanced Equity ETF

JPMorgan International Value ETF

JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

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